UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2023
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2023, Viper Energy Partners LP (“Viper”) and its operating subsidiary Viper Energy Partners LLC (“Viper OpCo”), as buyer parties, entered into a definitive purchase and sale agreement (the “Purchase Agreement”) with Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, “Sellers,” and affiliates of Warwick Capital Partners and GRP Energy Capital), providing for an acquisition by Viper OpCo of all of Sellers’ right, title and interest in and to certain mineral interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas, and other hydrocarbons (the “Pending Acquisition”), for a purchase price having an agreed aggregate value of $1,000,000,000, subject to any adjustments, consisting of (i) an amount in cash equal to $750,000,000 (the “Cash Consideration”) and (ii) 9,018,760 common units representing limited partner interests in Viper (“Common Units”) (the “Common Unit Consideration”). Under the terms of Viper’s limited partnership agreement, at closing of the Pending Acquisition (“Closing”), Viper OpCo will issue to Viper such number of units representing limited liability company interests in Viper OpCo that is equivalent to the Common Unit Consideration.

The Pending Acquisition is expected to close in the middle of the fourth quarter of 2023, subject to customary closing conditions and adjustments, and will have an effective date of October 1, 2023. The Cash Consideration is expected to be funded through a combination of cash on hand, borrowings under Viper OpCo’s revolving credit facility, and up to $200,000,000 of committed equity from Viper’s parent Diamondback Energy, Inc. (“Diamondback”) at the same implied valuation per Common Unit as the Common Unit Consideration (the “Diamondback Commitment”), as well as proceeds from one or more capital markets transactions, including a potential bond offering, subject to market conditions and other factors.

The assets being acquired in the Pending Acquisition represent a total of approximately 7,300 net royalty acres, of which approximately 4,600 net royalty acres are located in the Permian Basin, primarily in the Midland and Delaware basins, and approximately 2,700 net royalty acres are located in other major basins. The assets subject to the Pending Acquisition have current production of 4,000 Bo/d (approximately 7,000 BOE/d), with the Permian Basin assets representing over 90% of current production and total transaction value. Diamondback is the operator of approximately 290 net royalty acres subject to the Pending Acquisition combined between the Midland and Delaware basins.

The Purchase Agreement contains customary representation and warranties, covenants and indemnification provisions of the parties.

Assuming no adjustments to the Common Unit Consideration, at Closing, Sellers would receive an aggregate 9,018,760 Common Units (the “Seller Common Units”). In the Diamondback Commitment, Diamondback has granted Viper the right to cause Diamondback to purchase from Viper up to 7,215,007 Common Units, which right is exercisable by Viper until Closing, under the terms and conditions of that certain Common Unit Purchase and Sale Agreement, entered into on September 4, 2023 (the “Common Unit Purchase Agreement”). All of the Seller Common Units to be issued to Sellers under the Purchase Agreement at Closing and any Common Units that may be issued to Diamondback under the Common Unit Purchase Agreement at or prior to Closing will be, in each case, issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

As a condition to Closing, Viper will be obligated to enter into a registration rights agreement with Sellers, pursuant to which Sellers will receive certain demand and piggyback registration rights with respect to the Seller Common Units and, Viper will file with the Securities and Exchange Commission, subject to Sellers’ delivery of certain financial statements for the assets being acquired in the Pending Acquisitions and certain other conditions, within 5 days of Closing or such financial statement delivery (in the event they are delivered after Closing), a shelf registration statement registering for resale the Seller Common Units, cause such shelf registration statement to be declared effective promptly thereafter and cause the Seller Common Units to be listed on the Nasdaq Global Select Market. Viper will bear all registration, offering and listing expenses relating to the Seller Common Units and the exercise by the Sellers of such registration rights, except that Sellers will be obligated to pay all underwriting fees, discounts and commissions, placement fees of the underwriters, broker commissions and any transfer taxes and certain fees and expenses of counsel for the Sellers. Any Common Units that may be issued to Diamondback under the Common Unit Purchase Agreement will be subject to the existing registration rights agreement between Viper and Diamondback, originally entered into in connection with Viper’s initial public offering, as amended and restated in connection with Viper’s recapitalization transactions completed in May 2018.

The preceding summaries of the Purchase Agreement and the Common Unit Purchase Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the Common Unit Consideration under the Purchase Agreement and any Common Units that may be issued to Diamondback under the Common Unit Purchase Agreement is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 5, 2023, Viper issued a press release announcing the Pending Acquisition. A copy of the press release for the Pending Acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
2.1*#
Purchase and Sale Agreement, dated as of September 4, 2023, by and among Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, as sellers), Viper Energy Partners LLC (as buyer) and Viper Energy Partners LP (as parent, and collectively with Viper Energy Partners LLC, as buyer parties).

10.1*	Common Unit Purchase and Sale Agreement, entered into on September 4, 2023, by and among Viper Energy Partners LP and Diamondback Energy, Inc.
99.1**	Press release, dated September 5, 2023, entitled "Viper Energy Partners LP, A Subsidiary of Diamondback Energy, Inc., Announces Acquisition.”
104*	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
**	Furnished herewith.
#	Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	September 7, 2023

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary